UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                    May 4, 2005

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa	50436
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   641-585-3535

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        (b) & (c) Winnebago Industries, Inc. (the “Company”) announced that the Board of Directors elected Ed Barker, the Company’s Chief Financial Officer (“CFO”), to the additional position of President on May 4, 2005. The Company also announced that its Chairman and Chief Executive Officer Bruce Hertzke relinquished the title of President in order to focus on the Company’s overall direction.

Item 7.01    Regulation FD Disclosure

        On May 4, 2005, the Company issued a press release announcing the election of Ed Barker, the Company’s CFO, to the additional position of President and the relinquishment of the title of President by Bruce Hertzke. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated May 4, 2005

Pursuant to SEC Release Nos. 33-84000 and 34-49424, Exhibit 99.1 is being furnished and will not be deemed “filed” for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2005	WINNEBAGO INDUSTRIES, INC.

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 4, 2005